Exhibit 10.5 (j)

                        AMENDMENT TO MANAGEMENT AGREEMENT

         AMENDMENT as of January 1, 1996 to the Management Agreement, dated as of January 1, 1995, between COMMERCIAL ASSETS, INC., a Maryland corporation (the "Company"), and FINANCIAL ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Manager").

                                    RECITALS

         A. The Company and the Manager entered into the Management Agreement pursuant to which the Manager performs the duties and responsibilities set forth in the Management Agreement, subject to the supervision of the Company's Board of Directors; and

         B. The Company desires to engage the Manager to perform the duties and responsibilities set forth in the Management Agreement on the terms set forth in the Management Agreement and this Amendment and the Manager desires to be so engaged for an additional one-year term.

         NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

                  1.    Section 9(g) is hereby added as follows:

                  (g) Certain Expenses. If the Company requests any third party to render services to the Company or provide the Company with any data or information, other than those services and data required to be rendered and delivered by the Manager hereunder, such costs and expenses charged by such third parties, shall be paid by the Company.

                  2. Section 16 of the Management Agreement is amended and restated hereby as follows:

                  "This Agreement shall continue in force until December 31, 1996 unless otherwise renewed or extended."

                  3. Except as amended hereby, the Management Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Management Agreement, the terms of this Amendment shall control.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the date first above written.

[CORPORATE SEAL]                        COMMERCIAL ASSETS, INC.


ATTEST:                                 By:
                                           ---------------------------------
                                           Name:   Spencer I. Browne
--------------------------                 Title:  President and Chief
Daniel S. Japha, Secretary                         Executive Officer


                                        FINANCIAL ASSET MANAGEMENT
                                        CORPORATION


                                        By:
                                           ---------------------------------
                                           Name:    Kevin J. Nystrom
                                           Title:   Vice President and Chief
                                                    Accounting Officer